                                                                    EXHIBIT 4.25


                       TENTH AMENDMENT TO CREDIT AGREEMENT


         THIS TENTH AMENDMENT TO CREDIT AGREEMENT (this "Tenth Amendment") is made and entered into as of December 15, 2000 among DANKA BUSINESS SYSTEMS PLC, a limited liability company incorporated in England and Wales (Registered Number 1101386) ("Danka PLC"), DANKALUX SARL & CO. SCA, a Luxembourg company ("Dankalux"), and DANKA HOLDING COMPANY, a Delaware corporation ("Danka Holding") (Danka PLC, Dankalux and Danka Holding are herein each a "Company" and collectively the "Companies"), AMERICAN BUSINESS CREDIT CORPORATION, AMERITREND CORPORATION, CORPORATE CONSULTING GROUP, INC., D.I. INVESTMENT MANAGEMENT, INC., DANKA IMAGING DISTRIBUTION, INC., DANKA MANAGEMENT COMPANY, INC., DANKA OFFICE IMAGING COMPANY, DYNAMIC BUSINESS SYSTEMS, INC., HERMAN ENTERPRISES, INC. OF SOUTH FLORIDA, QUALITY BUSINESS, INC. (collectively with Danka Holding, the "Grantors"), the entities listed on the signature pages hereof as International Swing Line Borrowers (collectively the "International Borrowers" and together with the Grantors and the Companies, the "Danka Parties"), BANK OF AMERICA, NATIONAL ASSOCIATION (formerly known as NationsBank, National Association, a national banking association formerly known as NationsBank, National Association (Carolinas)), each other Bank listed on the signature pages hereof (each individually, a "Bank" and collectively, the "Banks"), and BANK OF AMERICA, NATIONAL ASSOCIATION (formerly known as NationsBank, National Association), in its capacity as agent for the Banks (in such capacity, the "Agent"):

                              W I T N E S S E T H:

         WHEREAS, the Companies, the Banks and the Agent have entered into a Credit Agreement dated as of December 5, 1996, as amended and supplemented by a First Amendment dated as of December 5, 1997, a Second Amendment dated as of July 28, 1998, a Third Amendment dated as of December 31, 1998, a Fourth Amendment dated as of March 29, 1999, a Fifth Amendment dated as of June 15, 1999, a Sixth Amendment dated as of July 9, 1999 (the "Sixth Amendment"), a Seventh Amendment dated as of December 1, 1999, an Eighth Amendment dated as of March 24, 2000, a Ninth Amendment dated as of October 31, 2000, a Waiver Letter Agreement dated as of October 20, 1998 and a Waiver Letter Agreement dated as of February 18, 1999 (as further amended hereby and as from time to time further amended, supplemented or modified, the "Credit Agreement"), pursuant to which the Banks agreed to make certain revolving credit, term loan and letter of credit facilities available to the Companies; and

         WHEREAS, Article VIII of the Credit Agreement contains financial covenants, compliance with which cannot be waived or amended without the written consent of the Majority Banks; and

         WHEREAS, the Danka Parties have requested that the Banks provide written consent to the amendment of the financial covenants as provided herein; and

         WHEREAS, the Danka Parties have requested that the Banks provide written consent to the rescheduling of the January 1, 2001 payment of Term Loan Outstandings; and

         WHEREAS, Danka Holding desires to sell from time to time all or part of certain real properties which are subject to a mortgage granted to certain lenders (the "TROL Lenders") pursuant to the tax retention lease operating documents (the "TROL Documents") to which certain Danka Parties are party (each such property, a "Property"); and

         WHEREAS, to release the mortgage held by the TROL Lenders so to effectuate the sale of a Property, Danka Holding needs to repay a certain sum (the "Termination Value") of principal indebtedness owed to the TROL Lenders; and

         WHEREAS, Danka Holding desires to pay the Termination Value to the TROL Lenders upon the sale of any Property from the net sale proceeds from such sale and from funds held in a cash collateral account in which the TROL Lenders hold a first priority security interest (the "Cash Collateral Account"); and

         WHEREAS, the Credit Agreement does not permit any required principal payments under the TROL Documents; and

         WHEREAS, the Banks and the Danka Parties have agreed to amend certain provisions of the Credit Agreement and to certain other agreements of the parties, all as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and sufficient consideration, receipt of which is hereby acknowledged, the Danka Parties and the Banks do hereby agree as follows:

         1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

         2. Amendment of Credit Agreement. Subject to the terms and conditions set forth herein, Section 8.3 of the Credit Agreement is amended to add new clause (vii) as follows:

                  "(vii) Notwithstanding anything to the contrary contained in this Section 8.3, compliance with the financial covenants in clauses (i) through (v) of this Section 8.3 shall be deemed satisfied for the period beginning on or after December 31, 2000 and through and including the earlier of (1)

                  March 28, 2001 and (2) the date on which there shall have occurred a "Designated Event" as such term is defined in that certain indenture dated March 13, 1995, between Danka PLC, as issuer, and The Bank of New York, as trustee, pursuant to which Danka PLC issued the Convertible Subordinated Notes, and any Event of Default that may have existed on or after December 31, 2000 as a result of any failure by the Danka Parties to comply therewith during such period shall be waived, if the Danka Parties do not permit:

                                    (a)      The Consolidated Fixed Charge
                           Coverage Ratio as at the end of the four fiscal quarter period ending on December 31, 2000 to be less than 0.80 to 1.00;

                                    (b)      At any time on and after December
                           31, 2000 and on or prior to March 28, 2001 the Adjusted Consolidated Net Worth of Danka PLC and its Subsidiaries to be less than $286,000,000;

                                    (c)      The Consolidated Total Leverage
                           Ratio as at the end of December 31, 2000 for the four fiscal quarter period then ending to exceed 5.30 to 1.00;

                                    (d)      The cumulative Consolidated EBITDA
                           of Danka PLC and its Subsidiaries for the four fiscal quarter period ending on December 31, 2000 to be less than $161,000,000; and

                                    (e)      The ratio of (A) Consolidated
                           EBITDA to (B) gross interest expense in each case of Danka PLC and its Subsidiaries as at the end of the four fiscal quarter period ending on December 31, 2000 to be less than 1.90 to 1.00.

For purposes of subsections (a), (c), (d) and (e) in this Section 8.3(vii), the calculation of the Consolidated EBITDA for the four fiscal quarter period ending December 31, 2000 shall add to income from continuing operations the actual restructuring charges for such period in an amount not to exceed $62,340,000. In addition, for purposes of subsections (a), (b) and (e) in this Section 8.3(vii), the impact of the $10,000,000 waiver extension fee under the Sixth Amendment dated as of July 9, 1999 on the interest expense for such period shall be excluded. Notwithstanding anything to the contrary in this Agreement, upon any occurrence of the circumstances described in subclause (2) of clause (vii) of this Section 8.3, then immediately, automatically and without any prior notice thereof, an "Event of Default" as such term is defined in Section 9.1 of this Agreement shall be deemed to have occurred."

         3. New Borrowing. Notwithstanding anything to the contrary in the Credit Agreement, during the period from and after December 31, 2000, the Companies shall not request, and the Companies shall not be entitled to receive, any new Borrowing unless the Chief

Executive Officer or Chief Financial Officer of Danka PLC shall have, on or before the date of any such request, delivered a certificate to the Banks (in care of the Agent) setting forth in reasonable detail the then current cash balances and cash flow projections of the Companies and certifying that the Companies require the proceeds from such request in order for the Companies to be able to pay all of their costs and expenses incurred in the ordinary course of business and to operate their businesses in the ordinary course of business in the immediate two weeks following any such request; provided, however, that the Companies shall not be required to deliver such certificate for any new Borrowing where the aggregate amount outstanding against ABN Amro Bank N.V.'s commitments under the International Swing Line Agreement after giving effect to such new Borrowing does not exceed $7,000,000; and provided further that an election to continue any Syndicated Loan or Bank of America Swing Line loan pursuant to Section 2.4(a)(ii) of the Credit Agreement shall not be considered a new Borrowing for purpose of this paragraph 3. At the request of the Banks (acting through the Agent) the Companies shall provide to the Banks such additional facts and evidence supporting the conclusions contained in such certificate as may be reasonably requested by the Agent.

         4. Dividends, Distributions, Investments. During the period from and including December 31, 2000 and to and including March 28, 2001 (i) Danka PLC shall not pay any dividends or make any distributions, except as permitted pursuant to the first paragraph of Section 8.5 (as amended by the Seventh Amendment to the Credit Agreement, dated as of December 1, 1999), (ii) neither the Companies nor any of their Subsidiaries shall make any Acquisitions, and
(iii) neither the Companies nor any of their Subsidiaries shall make any Investments.

         5. Rescheduling January 1, 2001 Payment. The Companies may elect, upon giving of the notice provided for in the proviso to this sentence, to make the $25,000,000 payment of Term Loan Outstandings, scheduled to be made on January 1, 2001 in accordance with the provisions of Section 2.9(c) and Schedule V of the Credit Agreement, on December 29, 2000; provided, that in order for the Companies to make such election, the Companies shall provide written notice to the Agent of its election on or before December 22, 2000. Schedule V of the Credit Agreement is hereby amended to include such scheduled installment election.

         6. Repayment of Tax Retention Operating Lease. Notwithstanding any provision of the Credit Agreement or other Loan Documents to the contrary, the Companies may make payments to the TROL Lenders of the Termination Value of any Property, which payments shall be applied to the principal amount of such loan and any accrued and unpaid interest thereon and "Holder Advances" as defined in the TROL Documents (the "Permitted Application"); provided that (a) the funds for such payments shall be derived solely from (i) funds, if any, in the Cash Collateral Account (including any investment earnings thereon but excluding any taxes reasonably estimated to be payable thereon), and (ii) net proceeds from the sale of any Property (determined without any reduction in respect of outstanding obligations under the TROL Documents) (the "Net TROL Proceeds"), and (b) within three (3) Business Days of the receipt of the Net TROL Proceeds, the Companies shall pay to the TROL Lenders one hundred percent

(100%) of such Net TROL Proceeds, which payment the TROL Lenders agree to apply to a Permitted Application.

         7. Amendment Fees; Expenses. Promptly upon the execution of this Tenth Amendment by the Majority Banks, the Danka Parties shall pay to the Agent for the benefit of each of the Banks which shall have executed this Tenth Amendment an amendment fee equal to 1/4% of such Banks' Commitment (the "Amendment Fee"). The Danka Parties agree promptly to pay or reimburse reasonable expenses of the Steering Committee and its members (including the reasonable fees and expenses of outside counsel for the Steering Committee and each of its members) incurred in connection with the Credit Agreement and the other Loan Documents. The Companies acknowledge and agree that the Agent has caused its counsel to retain PricewaterhouseCoopers LLP as independent business consultant (the "Consultant") to assess on behalf of the Agent, its counsel and the Banks the operations, finances, and business affairs of Danka PLC and its Subsidiaries and to furnish reports of its findings and recommendations solely to the Agent, its counsel and the Banks. The Companies jointly and severally agree to pay all reasonable fees, costs, and expenses of the Consultant incurred in connection with the performance by the Consultant of its duties described in this paragraph. The Companies shall, and shall cause all Subsidiaries to, cooperate fully and in a timely manner with the Consultant, including its agents and employees.

         8. Effectiveness. This Tenth Amendment shall become effective upon (a) receipt by the Agent of an executed copy of this Tenth Amendment (which may be signed in counterparts and may be received by facsimile transmission) signed by the Danka Parties and the Majority Banks, (b) payment by the Danka Parties to the Agent of the Amendment Fee, and (c) receipt by the Agent of a copy of a waiver (in form and substance satisfactory to the Agent) of violations of the financial covenants incorporated in the tax retention operating lease documents.

         9. Revised Business Plan. The Danka Parties shall (i) on or before January 5, 2001, deliver to the Steering Committee a written update on the process of creating the business plan described in subclause (ii) to this paragraph 9, and (ii) as soon as practicable, but in any case on or before February 5, 2001, deliver to the Agent, for the benefit of the Lenders, a revised five-year business plan (including without limitation a balance sheet, income statement and statement of cash flow, in each case to include forecasts on a monthly basis for the remainder of fiscal year 2001 and for fiscal year 2002, and then on a yearly basis for fiscal years 2003, 2004 and 2005) in reasonable detail.

         10. Amendments to International Swing Line Agreement. Subject to the terms and conditions set forth herein, the International Swing Line Agreement is amended by (a) adding after "(an `Irrevocable Notice of International Swing Line Borrowing')" in Section 2.3(a) thereof,", if required by the relevant International Swing Line Bank or Designated Local Lender,", (b) by adding before the period at the end of Section 2.9 thereof "or such other facility fee as may be agreed upon from time to time by the Companies and any International Swing Line Bank", and (c) by adding after "For each International Swing Line Loan," in Section 4.2(a) thereof, "if required by the relevant International Swing Line Bank or Designated Local Lender".

         11.      Acknowledgment; Release.

                  (a) The Companies and the Grantors acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of any of their respective liability to pay the full indebtedness outstanding under the terms of the Credit Agreement and any other documents which evidence, guaranty or secure the Obligations. The Companies and the Grantors hereby release and forever discharge the Agent, the International Swing Line Banks, the Banks and all of their officers, directors, employees, attorneys, consultants and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether matured or unmatured, absolute or contingent.

                  (b) The International Swing Line Borrowers acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand or any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their respective liability to pay the full indebtedness owed by any of them under the terms of the International Swing Line Agreement or any separate facility which has been made available to any of them by any International Swing Line Bank or a Designated Local Lender (as defined in the International Swing Line Agreement) and any agreements related thereto. The International Swing Line Borrowers hereby release and forever discharge the Agent, the International Swing Line Banks and the Designated Local Lenders (as defined in the International Swing Line Agreement) and all of their officers, directors, employees, attorneys, consultants and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether matured or unmatured, absolute or contingent.

                  (c) The Danka Parties further acknowledge and agree that any breach by the Danka Parties in the timely performance, observance, or fulfillment of any of the terms or conditions stated herein shall, unless the Majority Banks shall otherwise agree in writing, constitutes an Event of Default under the Credit Agreement.

         12. Entire Agreement. This Tenth Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.

         13. Deemed Amendment of Other Loan Documents; Full Force and Effect. To the extent necessary to give effect to the provisions hereof, the International Swing Line Agreement and Security Agreement shall be deemed amended and supplemented by the terms hereof. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         14. Counterparts. This Tenth Amendment may be executed in any number of counterparts (including, without limitation, counterparts sent by facsimile transmission), each of which shall be deemed an original as against any party whose signature appears thereon and all of which shall together constitute one and the same instrument.

         15. Governing Law. This Tenth Amendment shall in all respects be governed by the laws and judicial decisions of the State of Florida.

         16. Enforceability. Should any one or more of the provisions of this Tenth Amendment be determined to be illegal or unenforceable as to one of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         17. Authorization. This Tenth Amendment has been duly authorized, executed and delivered by the parties hereto and constitutes a legal, valid and binding obligations of the parties hereto, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

WTTNESS:                            DANKA BUSINESS SYSTEMS PLC

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    Danka Holding Company


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    DANKALUX SARL & CO. SCA
                                    BY: DANKALUX SARL, COMMANDITE


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    AMERICAN BUSINESS CREDIT CORPORATION
                                    AMERITREND CORPORATION
                                    CORPORATE CONSULTING GROUP, INC.
                                    D.J. INVESTMENT MANAGEMENT, INC.
                                    DANKA IMAGING DISTRIBUTION, INC.
                                    DANKA MANAGEMENT COMPANY, INC.
                                    DANKA OFFICE IMAGING COMPANY
                                    DYNAMIC BUSINESS SYSTEMS, INC.
                                    HERMAN ENTERPRISES, INC. OF SOUTH FLORIDA


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    QUALITY BUSINESS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    INTERNATIONAL SWINGLINE BORROWERS

                                    DANKA CHILE COMERCIAL LTDA
                                    DANKA DO BRASIL LIMITADA
                                    DANKA MEXICANA S DE RL DE CV
                                    DANKA DE PANAMA S.A.
                                    DANKA DE COLOMBIA
                                    PUERTO RICO DANKA INC.
                                    DANKA DE VENEZUELA S.A.
                                    DANKA AUSTRALIA PTY LIMITED &
                                    DANKA NEW ZEALAND LIMITED
                                    DANKA OFFICE IMAGING (JAPAN)
                                    DANKA PHILIPPINES INC.
                                    DANKA FRANCE S.A.R.L.
                                    DANKA FRANCE SA
                                    DANKA OFFICE PRODUCTS B.V.
                                    DANKA OFFICE IMAGING GMBH,
                                    DANKA DEUTSCHLAND GMBH,
                                    DANKA DISTRIBUTION GMBH,
                                    DANKA DEUTSCHLAND HOLDING GMBH
                                    DANKA OFFICE PRODUCTS B.V.
                                    DANKA ITALIA S.P.A., BASSILLICHI INFOTEC
                                     S.P.A., DANKA S.P.A. & DANKA OFFICE
                                     IMAGING S.P.A.
                                    DANKA HOLDINGS BV, DANKA EUROPE BV,
                                     DANKA DISTRIBUTION BV (FKA INFOTEC
                                     EUROPE BV), INFOTEC NEDERLAND BV,
                                     DANKA GROUP BV, DANKA SERVICES
                                     INTERNATIONAL BV, DANKA OFFICE
                                     PRODUCTS BV, INFOTEC PARTICIPATIE
                                     BV, AND DANKA NEDERLAND BV
                                    DANKA OFFICE PRODUCTS BV
                                    DANKA BUSINESS SYSTEMS PLC,
                                     DANKALUX SARL & CO. SCA &
                                     DANKA HOLDING COMPANY


                                    By:
                                       -----------------------------------------
                                    Name:  F. Mark Wolfinger
                                    Title: Director

                                    BANK OF AMERICA, NATIONAL ASSOCIATION.
                                    (formerly known as NationsBank, N.A.), as Agent and Issuing Bank


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANK OF AMERICA, NATIONAL ASSOCIATION
                                    (formerly known as NationsBank, N.A.), as a Bank (Trade)


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANK OF AMERICA, NATIONAL ASSOCIATION
                                    (formerly known as NationsBank, N.A.), as a Bank


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANK OF AMERICA, NATIONAL ASSOCIATION
                                    (formerly know as Bank of America National
                                    Trust and Savings Association), as
                                    International Swing Line Bank


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    BANK OF AMERICA, NATIONAL ASSOCIATION
                                    (formerly know as Bank of America National
                                    Trust and Savings Association), as a Bank


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE BANK OF NOVA SCOTIA


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE BANK OF NEW YORK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CIBC INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    PNC BANK, KENTUCKY, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    FIRST UNION NATIONAL BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SUNTRUST BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE FUJI BANK AND TRUST COMPANY


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    ABN AMRO BANK N.V.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    PARIBAS


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    HIBERNIA NATIONAL BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SAN PAOLO IMI SPA


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    LLOYDS TSB BANK PLC


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE SUMITOMO BANK, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANCA COMMERCIALE ITALIANA
                                    New York Branch


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    AMSOUTH BANK OF FLORIDA


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                    NEW YORK BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANKERS TRUST COMPANY


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE DAI-ICHI KANGYO BANK, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    NATIONAL AUSTRALIA BANK LIMITED
                                    ACN 004044937


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SANWA BANK LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    THE TOKAI BANK LIMITED, NEW YORK BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    WACHOVIA BANK OF GEORGIA, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    NATIONAL WESTMINSTER BANK PLC


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANCA NAZIONALE DEL LAVORO S.p.A. -
                                    LONDON BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CREDIT AGRICOLE INDOSUEZ


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    STATE STREET BANK AND TRUST COMPANY


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE CHASE MANHATTAN BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    LAZARD BROTHERS & CO., LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SOUTHTRUST BANK, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    BT HOLDINGS (NEW YORK) INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
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